Investments	9 Months Ended	12 Months Ended
	Sep. 30, 2016	Dec. 31, 2015
Investments Schedule [Abstract]
Investments

G. Investments—A summary of unaudited financial information for Alcoa Corporation’s equity investments is as follows (amounts represent 100% of investee financial information):

	Third quarter ended September 30,		Nine months ended September 30,
	2016	2015	2016	2015
Sales	$888	$1,015	$2,684	$2,872
Cost of goods sold	840	796	2,200	2,353
Net (loss) income	(6)	20	23	(66)

In April 2016, Alcoa Corporation’s majority-owned subsidiary, Alcoa of Australia Limited (AofA), sold its 20% interest in a consortium, DBP, the owner and operator of the Dampier to Bunbury Natural Gas Pipeline (DBNGP) in Western Australia, to the only other member of the consortium, DUET Group. AofA received $145 (A$192) in cash, which was included in Sales of investments on the accompanying Statement of Combined Cash Flows, and recorded a gain of $27 (A$35) ($11 (A$15) after-tax and noncontrolling interest) in Other income, net on the accompanying Statement of Combined Operations. Prior to this transaction, AofA’s 20% interest was previously classified as an equity investment on Alcoa Corporation’s Combined Balance Sheet. As part of the transaction, AofA will maintain its current access to approximately 30% of the DBNGP transmission capacity for gas supply to its three alumina refineries in Western Australia. AofA is part of Alcoa World Alumina and Chemicals (AWAC), an unincorporated joint venture that consists of a group of companies, which are owned 60% by Alcoa Corporation and 40% by Alumina Limited of Australia.

I. Investments

As of December 31, 2015 and 2014, the Combined Financial Statements reflect equity investments of $1,472 and $1,777, respectively. These equity investments included an interest in a project to develop a fully-integrated aluminum complex in Saudi Arabia (see below); bauxite mining interests in Guinea (45% of Halco Mining, Inc.) and Brazil (18.2% of Mineração Rio do Norte S.A.); two hydroelectric power projects in Brazil (see Note N); a natural gas pipeline in Australia (see Note N); a smelter operation in Canada (50% of Pechiney Reynolds Quebec, Inc.); and a hydroelectric power company in Canada (40% of Manicouagan Power Limited Partnership). Pechiney Reynolds Quebec, Inc. owns a 50.1% interest in the Bécancour smelter in Quebec, Canada thereby entitling ParentCo to a 25.05% interest in the smelter. Through two wholly-owned Canadian subsidiaries, Alcoa Corporation also owns 49.9% of the Bécancour smelter. Halco Mining, Inc. owns 100% of Boké Investment Company, which owns 51% of Compagnie des Bauxites de Guinée. The investments in the bauxite mining interests in Guinea and Brazil and the natural gas pipeline in Australia are held by wholly-owned subsidiaries of Alcoa World Alumina and Chemicals (AWAC), which is owned 60% by Alcoa Corporation and 40% by Alumina Limited. In 2015, 2014, and 2013, Alcoa Corporation received $152, $86, and $89, respectively, in dividends from its equity investments.

ParentCo and Saudi Arabian Mining Company (known as “Ma’aden”) have a 30-year (from December 2009) joint venture shareholders’ agreement (automatic extension for an additional 20 years, unless the parties agree otherwise or unless earlier terminated) setting forth the terms for the development, construction, ownership, and operation of an integrated bauxite mine, alumina refinery, and aluminum smelter in Saudi Arabia. Specifically, the project developed by the joint venture consists of: (i) a bauxite mine for the extraction of approximately 4,000 kmt of bauxite from the Al Ba’itha bauxite deposit near Quiba in the northern part of Saudi Arabia; (ii) an alumina refinery with an initial capacity of 1,800 kmt; (iii) a primary aluminum smelter with an initial capacity of 740 kmt, and (iv) a rolling mill with an initial capacity of 380 kmt. The refinery, smelter, and rolling mill have been constructed in an industrial area at Ras Al Khair on the east coast of Saudi Arabia. The facilities use critical infrastructure, including power generation derived from reserves of natural gas, as well as port and rail facilities, developed by the government of Saudi Arabia. First production from the smelter, rolling mill, and mine and refinery occurred in December of 2012, 2013, and 2014, respectively.

In 2012, ParentCo and Ma’aden agreed to expand the capabilities of the rolling mill to include a capacity of 100 kmt dedicated to supplying aluminum automotive, building and construction, and foil stock sheet. First production related to the expanded capacity occurred in 2014. This expansion is not expected to result in additional equity investment (see beow) due to significant savings anticipated from a change in the project execution strategy of the initial 380 kmt capacity of the rolling mill.

The joint venture is owned 74.9% by Ma’aden and 25.1% by ParentCo and consists of three separate companies as follows: one each for the mine and refinery, the smelter, and the rolling mill. Following the signing of the joint venture shareholders’ agreement, ParentCo paid Ma’aden $80 representing the initial investment in the project. In addition, ParentCo paid $56 to Ma’aden, representing ParentCo’s pro rata share of certain agreed upon pre-incorporation costs incurred by Ma’aden prior to formation of the joint venture.

Ma’aden and ParentCo have put and call options, respectively, whereby Ma’aden can require ParentCo to purchase from Ma’aden, or ParentCo can require Ma’aden to sell to ParentCo, a 14.9% interest in the joint venture at the then fair market value. These options may only be exercised in a six-month window that opens five years after the Commercial Production Date (as defined in the joint venture shareholders’ agreement) and, if exercised, must be exercised for the full 14.9% interest. The Commercial Production Date for the smelting company was declared on September 1, 2014. There have not been similar declarations yet for the rolling mill company and the mining and refining company.

The ParentCo affiliate that holds Alcoa Corporation’s interests in the smelting company and the rolling mill company is wholly owned by ParentCo, and the ParentCo affiliate that holds Alcoa Corporation’s interest in the mining and refining company is wholly owned by AWAC. Except in limited circumstances, ParentCo may not sell, transfer or otherwise dispose of or encumber or enter into any agreement in respect of the votes or other rights attached to its interests in the joint venture without Ma’aden’s prior written consent.

A number of ParentCo employees perform various types of services for the smelting, rolling mill, and refining and mining companies as part of the construction of the fully-integrated aluminum complex. At December 31, 2015 and 2014, ParentCo had an outstanding receivable of $19 and $30, respectively, from the smelting, rolling mill, and refining and mining companies for labor and other employee-related expenses.

Capital investment in the project is expected to total approximately $10,800 (SAR 40.5 billion) and has been funded through a combination of equity contributions by the joint venture partners and project financing by the joint venture, which has been guaranteed by both partners (see below). Both the equity contributions and the guarantees of the project financing are based on the joint venture’s partners’ ownership interests. Originally, it was estimated that ParentCo’s total equity investment in the joint venture would be approximately $1,100, of which ParentCo has contributed $981, including $29 and $120 in 2015 and 2014, respectively. Based on changes to both the project’s capital investment and equity and debt structure from the initial plans, the estimated $1,100 equity contribution may be reduced. As of December 31, 2015 and 2014, the carrying value of Alcoa Corporation’s investment in this project was $928 and $983, respectively.

The smelting and rolling mill companies have project financing totaling $4,311 (reflects principal payments made through December 31, 2015), of which $1,082 represents ParentCo’s share (the equivalent of ParentCo’s 25.1% interest in the smelting and rolling mill companies). In conjunction with the financings, ParentCo issued guarantees on behalf of the smelting and rolling mill companies to the lenders in the event that such companies default on their debt service requirements through 2017 and 2020 for the smelting company and 2018 and 2021 for the rolling mill company (Ma’aden issued similar guarantees for its 74.9% interest). ParentCo’s guarantees for the smelting and rolling mill companies cover total debt service requirements of $142 in principal and up to a maximum of approximately $50 in interest per year (based on projected interest rates). At December 31, 2015 and 2014, the combined fair value of the guarantees was $7 and $8, respectively, which was included in Other noncurrent liabilities and deferred credits on the accompanying Alcoa Corporation Combined Balance Sheet.

The mining and refining company has project financing totaling $2,232, of which $560 represents AWAC’s 25.1% interest in the mining and refining company. In conjunction with the financings, ParentCo, on behalf of AWAC, issued guarantees to the lenders in the event that the mining and refining company defaults on its debt service requirements through 2019 and 2024 (Ma’aden issued similar guarantees for its 74.9% interest). ParentCo’s guarantees for the mining and refining company cover total debt service requirements of $120 in principal an up to a maximum of approximately $30 in interest per year (based on projected interest rates). At December 31, 2015 and 2014, the combined fair value of the guarantees was $3 and $4, respectively, which was included in Other noncurrent liabilities and deferred credits on the accompanying Alcoa Corporation Combined Balance Sheet. In the event ParentCo would be required to make payments under the guarantees, 40% of such amount would be contributed to ParentCo by Alumina Limited, consistent with its ownership interest in AWAC.

In June 2013, all three joint venture companies entered into a 20-year gas supply agreement with Saudi Aramco, replacing the previous authorized gas allocation of the Ministry of Petroleum and Mineral Resources of Saudi Arabia (the “Ministry of Petroleum”). The gas supply agreement provides sufficient fuel to meet manufacturing process requirements as well as fuel to the adjacent combined water and power plant being constructed by Saline Water Conversion Corporation, which is owned by the government of Saudi Arabia and is responsible for desalinating sea water and producing electricity for Saudi Arabia. The combined water and power plant will convert the three joint venture companies’ gas into electricity and water at cost, which will be supplied to the refinery, smelter, and rolling mill. A $60 letter of credit previously provided to the Ministry of Petroleum by Ma’aden (ParentCo is responsible for its pro rata share) under the gas allocation was terminated in June 2015 due to the completion of certain auxiliary rolling facilities.

The parties subject to the joint venture shareholders’ agreement may not sell, transfer, or otherwise dispose of, pledge, or encumber any interests in the joint venture until certain milestones have been met as defined in both agreements. Under the joint venture shareholders’ agreement, upon the occurrence of an unremedied event of default by ParentCo, Ma’aden may purchase, or, upon the occurrence of an unremedied event of default by Ma’aden, ParentCo may sell, its interest for consideration that varies depending on the time of the default.